UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 3, 2014

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Kodiak Oil & Gas Corp. (“Kodiak” or the “Company”) held a special meeting of its securityholders on December 3, 2014, at which a quorum was present.

Shareholder Votes

The following proposals received the necessary votes to be approved by our shareholders based on the following vote totals.

Proposal 1: To approve a special resolution in respect of the continuance of Kodiak from the jurisdiction of the Yukon Territory to the jurisdiction of the Province of British Columbia, a copy of which is attached as Annex A to Kodiak’s joint proxy statement/circular field with the Securities and Exchange Commission on October 29, 2014 (the “joint proxy statement/circular”).

Votes For	Votes Against	Abstentions
203,364,615	993,617	4,437,940

Proposal 2: To approve a special resolution in respect of the arrangement with Whiting Petroleum Corporation (the “Arrangement”), a copy of which is attached as Annex B to the joint proxy statement/circular.

Votes For	Votes Against	Abstentions
203,046,882	1,226,595	4,522,694

Proposal 3: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Kodiak’s named executive officers in connection with the Arrangement.

Votes For	Votes Against	Abstentions
176,329,865	24,327,991	8,138,313

Securityholder Vote

The following proposal received the necessary votes to be approved by our securityholders based on the following vote totals.

Proposal: To approve a special resolution in respect of the Arrangement, a copy of which is attached as Annex B to the joint proxy statement/circular.

Votes For	Votes Against	Abstentions
206,214,048	1,262,895	4,550,694

Because there were sufficient votes to approve the foregoing proposals, adjournment of the special meeting to solicit additional proxies was unnecessary.  Therefore the proposal to approve any motion to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies was not submitted to the Company’s shareholders for approval at the special meeting.

Item 7.01 Regulation FD Disclosure.

On December 3, 2014, the Company issued a press release entitled “Kodiak Oil & Gas Corp.’s Securityholders Approve Arrangement with Whiting Petroleum Corporation.”  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated December 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: December 4, 2014		Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated December 3, 2014